UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported) November 4, 2010

ARES CAPITAL CORPORATION

(Exact Name of Registrant as Specified in Charter)

Maryland	000-50697	33-1089684
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

280 Park Avenue, 22nd Floor, Building East, New York, NY	10017
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code (212) 750-7300

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02  Results of Operations and Financial Condition.

On November 4, 2010, the registrant issued a press release announcing its financial results for the quarter ended September 30, 2010. The text of the press release is included as Exhibit 99.1 to this Form 8-K.

In addition, on November 4, 2010, the registrant will host a webcast/conference call to discuss its financial results for the quarter ended September 30, 2010.  In connection therewith, the registrant will provide an investor presentation on its website at http://www.arescapitalcorp.com.  A copy of the investor presentation is included as Exhibit 99.2 to this Form 8-K.

The information disclosed under this Item 2.02, including Exhibits 99.1 and 99.2 hereto, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 and shall not be deemed incorporated by reference into any filing made under the Securities Act of 1933, except as expressly set forth by specific reference in such filing.

Item 7.01  Regulation FD Disclosure.

The registrant issued a press release, included herewith as Exhibit 99.1, and by this reference incorporated herein, on November 4, 2010 announcing the declaration of a fourth quarter dividend of $0.35 per share. The dividend is payable on December 31, 2010 to stockholders of record as of December 15, 2010.

In addition, on November 4, 2010, the registrant will host a webcast/conference call to discuss its financial results for the quarter ended September 30, 2010.  In connection therewith, the registrant will provide an investor presentation on its website at http://www.arescapitalcorp.com.  A copy of the investor presentation is included as Exhibit 99.2 to this Form 8-K.

The information disclosed under this Item 7.01, including Exhibits 99.1 and 99.2 hereto, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 and shall not be deemed incorporated by reference into any filing made under the Securities Act of 1933, except as expressly set forth by specific reference in such filing.

Item 9.01  Financial Statements and Exhibits.

(d)          Exhibits:

Exhibit Number	Description

99.1	Press Release, dated as of November 4, 2010

99.2	Ares Capital Corporation Third Quarter 2010 Investor Presentation

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ARES CAPITAL CORPORATION

Date: November 4, 2010

	By:	/s/ Richard S. Davis
	Name:	Richard S. Davis
	Title:	Chief Financial Officer

Exhibit Index

Exhibit Number	Description

99.1	Press Release, dated as of November 4, 2010

99.2	Ares Capital Corporation Third Quarter 2010 Investor Presentation